EXHIBIT 99.3

inTEST Corporation



Innovative Test & Process Solutions

2020 Q4 & Year-End Financial Results
Conference Call Presentation
March 5, 2021

Nick Grant
President and CEO

Hugh Regan
Treasurer and CFO

inTEST

inTEST Corporation (NYSE American: INTT)

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of our plans, strategies and intentions, or our future performance or goals, that are based upon management's current expectations. Our forward-looking statements can often be identified by the use of forward-looking terminology such as "believes," "expects," "intends," "may," "will," "should," "plans," "projects," "forecasts," "outlook," "anticipates" or similar terminology. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, any mentioned in this presentation as well as the impact of the COVID-19 pandemic on our business, liquidity, financial condition and results of operations; indications of a change in the market cycles in the Semi Market or other markets we serve; changes in business conditions and general economic conditions both domestically and globally; changes in the demand for semiconductors; the success of our strategy to diversify our business by entering markets outside the Semi Market; our ability to successfully consolidate our EMS operations without any impacts on customers shipments; the possibility of future acquisitions or dispositions and the successful integration of any acquired operations; our ability to borrow funds or raise capital to finance potential acquisitions; changes in the rates and timing of capital expenditures by our customers; and other risk factors set forth from time to time in our Securities and Exchange Commission filings, including, but not limited to, our annual report on Form 10-K for the year ended December 31, 2019, quarterly reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks to circumstances only as of the date on which it is made. We undertake no obligation to update the information in this presentation to reflect events or circumstances after the date hereof or to reflect the occurrence of anticipated or unanticipated events.

Non-GAAP Measures

In addition to disclosing results that are determined in accordance with GAAP, we also disclose non-GAAP financial measures. These non-GAAP financial measures consist of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, EBITDA, net earnings excluding restructuring and other non-recurring charges and net earnings excluding restructuring and other non-recurring charges per diluted share. Adjusted net earnings (loss) is derived by adding acquired intangible amortization, adjusted for the related income tax expense (benefit), to net earnings (loss). Adjusted net earnings (loss) per diluted share is derived by dividing adjusted net earnings (loss) by diluted weighted average shares outstanding. EBITDA is derived by adding acquired intangible amortization, interest expense, income tax expense, and depreciation to net earnings (loss). Net earnings per diluted share excluding restructuring and other non-recurring charges is derived by adding restructuring and other charges and other non-recurring charges, both tax effected, to net earnings (loss) and net earnings excluding restructuring and other non-recurring charges per diluted share is derived by dividing net earnings excluding restructuring and other non-recurring charges by diluted weighted average shares outstanding. These results are provided as a complement to the results provided in accordance with GAAP. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and EBITDA are non-GAAP financial measures presented to provide investors with meaningful, supplemental information regarding our baseline performance before acquired intangible amortization charges as this expense may not be indicative of our current core business or future outlook. Net earnings excluding restructuring and other non-recurring charges and net earnings excluding restructuring and other non-recurring charges per diluted share are non-GAAP financial measures presented to provide investors with meaningful, supplemental information regarding our baseline performance before restructuring and other non-recurring charges as these restructuring and other non-recurring charges may not be indicative of our current core business or future outlook. These non-GAAP financial measures are used by management to make operational decisions, to forecast future operational results, and for comparison with our business plan, historical operating results and the operating results of our peers. A reconciliation from net earnings (loss) and net earnings (loss) per diluted share to adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share, from net earnings (loss) to EBITDA and from net earnings (loss) and net earnings (loss) per diluted share to net earnings excluding restructuring and other non-recurring charges and net earnings excluding restructuring and other non-recurring charges per diluted share, which are discussed in this presentation, is contained in the tables at the end of this presentation. The non-GAAP financial measures discussed in this presentation may not be comparable to similarly titled measures used by other companies. The presentation of non-GAAP financial measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

CEO Discussion



President & CEO, Richard N. "Nick" Grant, Jr.

- ABB SVP Americas Region Industrial Automation Measurement & Analytics Division
- AMETEK VP & GM Materials Analysis Division (Test & Measurement)
- Emerson Electric
- MBA (Xavier University) / BS Physics (Northern Kentucky University)

inTEST

Q4 2020 Bookings and Backlog

($ in millions)



Bookings
$18
$16
$14
$12
$10
$13.8
$13.9
$14.4
$17.6
Q1 20
Q2 20
Q3 20
Q4 20

58% YoY

22% QoQ



Backlog
$14
$12
$10
$8
$6
$4
$2
$0
$8.1
$8.7
$8.7
$11.5
Q1 20
Q2 20
Q3 20
Q4 20

107% YoY

31% QoQ

Q4 2020 Revenue

($ in millions)



14
12
10
8
6
4
2
5.0
6.9
7.4
7.6
6.2
6.4
7.0
7.3
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Semi
Multimarket

$14.9M

Q4'20 Revenue

9% YoY

3% QoQ

- High-end of guidance
- Driven by Semi and Industrial markets
- As % of overall revenue: Semi 51% / Multimarket 49%
- Q4 Semi revenues increased 3% QoQ
- Q4 Multimarket revenues increased 3% QoQ

inTEST

Fiscal Year 2020 Financial Results

$59.7M Bookings — 13% YoY

$53.8M Revenue — 11% YoY

$(0.09) GAAP Net Loss per diluted share — $0.31 YoY

$0.03 Non-GAAP Adj. Net Earnings per diluted share — $0.31 YoY

EMS Products Segment

inTEST

EMS Segment

EMS Products
a Division of inTEST Corp.



EMS serves 100% Semiconductor markets
(specifically, production test for analog and mixed signal semiconductor applications)

EMS Highlights

- Semi industry experiencing significant demand spike after a couple of years of headwinds due to trade wars, automotive contraction and COVID-19
- Semi shortages have industry scrambling to increase capacity
- EMS benefiting from broad-based recovery
  - experiencing strong increases across all product lines driven by pent-up demand from automotive, coupled with continued increasing demand for consumer electronics, mobility and PCs as more people continue WFH
- Orders surges from largest customers
  - increased business from many other customers / adding new customers to drive further diversification
- Q4 EMS bookings up 91% QoQ to $6.6 million / Q4 EMS revenues up 13% QoQ to $4.2 million
- EMS enters 2021 with an expanded backlog and good momentum
- Memory market: EMS making inroads where we have not had presence before. After long development and qualification cycle, received orders from major player in Memory Test.
  - Early stages for inTEST in Memory market
  - Key win puts us in a good position for opening up more opportunities over time
- Major win at EMS for a customer testing advanced traffic/automobile radar system featuring next-generation ultra-high-definition technology
- Designed first Automatic Probe Card Changer for a specific ATE tester model

EMS Segment: Organic Growth through Innovation

Automated Manipulators + Docking

- **1st fully automated, fully featured ATE Manipulator**
  - Auto positions the test head
  - Unmatched precision and accuracy



LS Series Manipulator

- **Automated, high precision docking system for ATE testers**
  - Intelligent Pin/Cup design
  - Automatic latching feature



Intellidock™ System

Intelligent Test Cell

Reduces Downtime

- ✓ Prevents operator from damaging the system due to error or poor setup

Improves Quality

- ✓ Better manage rapidly changing production and process sequencing

Increases Productivity

- ✓ Increase throughput, minimize waste and reduce errors
- ✓ Simplify machine operation and reduce setup time
- ✓ Optimize and create predictable and repeatable production setup
- ✓ Improve machine utilization and ergonomics

Enhances Safety

- ✓ Enhance operator interaction with test cell

Thermal Segment

inTEST

Thermal Segment

inTEST Thermal Solutions
an inTEST Company

Ambrell
INDUCTION HEATING SOLUTIONS
an inTEST Company



EASYHEAT



EKOHEAT
With VPA Technology



Thermal accounts for all Multimarket revenue and some revenue from Semiconductor front-end manufacturing and back-end test

Thermal Highlights

- Q4 Thermal bookings up slightly QoQ
  - ✓ In line with expectations
    - Resurgence of COVID19 restrictions and traditional holiday slowdown
  - ✓ Continue to make inroads across multiple industries and verticals

- Nominal QoQ decline in Q4 Thermal revenue due to timing of larger deliveries Q3 and holiday season

- Benefiting from surge in semiconductor business
  - ✓ Ambrell received ~$1M in orders for front-end CVD application
  - ✓ iTS Thermostream™ back-end test bookings averaged >$1M per month for 8 consecutive months (1st time since 2018)

Thermal Segment: Growth Applications in Emerging Markets

Electric Vehicles

Wide-ranging induction heating solutions for heating metal and plastic parts in the manufacturing processes of electric vehicles



Shrink fitting a wrist pin into a connecting rod (engine)
Shrink fitting timing gears into crankshafts
Preheating overmoulding for window trim
Hardening/tempering of suspension parts
Brazing of fuel tank injection pipes
Enamel burn-off of copper wires
Bonding of magnets in electric motors
Preheating cylinder liners
Curing brake rotor coatings
Metal-to-plastic insertion of steel inserts into car door handles
Brazing for electric vehicle batteries
Bonding of body parts (fenders, rear view mirrors, various joints)
Brazing of connections, often aluminum parts, in air conditioning systems
Shrink fitting motor shafts into stators
Brazing of short-circuit rings for electric motors
Brazing of brake linings
Hardening/tempering of engine parts
Hardening/tempering of transmission parts
Curing filter end caps to filters



Shrink Fitting in Electric Motor



Wire Varnishing





Battery Production & Cooling Circuit

Cannabis Extraction

Broad chiller solutions used in THC and CBD extraction processes where it's critical to cool hydrocarbons or ethanol to ultra-low temperatures (-60ºC to -90ºC)









Capable of chilling 100 Gallons of Ethanol to -70°C in Under 30 Minutes

inTEST

inTEST Corporation

New 5 Year Strategic Plan

Forward Strategy Development

- In early October, the Executive Management Team met to kickoff the development of a Corporate Strategy that would define what the Corporation would collectively strive to become
- We defined who we are, identified our underlying values and culture, recognized what's important to shareholders and discussed barriers we would need to overcome to deliver a successful plan
- We determined inTEST was an "**Innovative Test and Process Solutions**" company
- We developed a **Vision** of what we are aspiring to become
- We established a **Mission** to define how we would achieve our Vision
- We defined an aspirational **Growth Target** (aggressive, but achievable)
- We identified **5 Core Growth Strategies** that would be collectively driven to generate sustainable Growth
- We brainstormed the **Key Initiatives** that will need to be executed under each Core Growth Strategy
- What has resulted is a **Strategic Plan** that can be communicated, embraced and executed across the company to deliver results

Vision – What do we want to be?

"To be the Supplier of Choice for Innovative Test and Process Technology Solutions"

- Supplier of Choice → Market Leader/Easy to do Business with
- Innovative → Differentiated/Creative
- Test and Process Technology → Targeted Applications
- Solutions → Products/Services/Support/etc.

Also identifies who we do not want to become --> "Off the shelf" commodity products/solutions (our focus is on niche, value added segments)

Mission – How do we get there?

Building off our core strength

"Best in class" Engineering, Manufacturing and Quality Systems

"Leverage our Deep Industry Knowledge & Expertise to Develop and Deliver High Quality, Innovative Customer Solutions and Superior Support for Complex Global Challenges"

Best people before, during and after the sale

Valued Customers Solutions which are broadly applicable

Identifies that EVERYONE has a part, and our focus must be on the CUSTOMER!

Core Growth Strategies

- Drive further penetration in existing markets (deeper & wider)
- Increase global footprint/coverage to better serve customers
- Targeted expansion into new markets with existing products

- Aggressively pursue bolt-on technology/geography opportunities
- Buildout Divisions with a portfolio of companies to better serve customers
- Targeted expansion into faster growing & emerging markets



Global & Market Expansion
Strategic Acquisitions & Partnerships
Talent & Culture
Service & Support
Innovation & Differentiation

- Right people, in the right roles
- Foster a culture of openness, results and accountability
- Drive diversity & inclusion, engagement and career development

- Leverage know-how and expertise to deliver unique solutions
- Focus on opportunities that are more broadly applicable
- Leverage standardized platforms with late-stage configuration

- Improving Service coverage
- Enhanced Service Offerings (Agreements, Remote, 3rd Party, Consumables, etc.)
- Best-in-Class support pre & post sales

Key Investments

Investments already made or currently underway:

- Business Development Manager at Ambrell hired to focus on rapidly growing EV market
- Additional sales and service investments to improve coverage and support
- Increased Marketing initiatives to drive awareness and lead generation
- NextGen Chiller for the Cannabis industry released
- Expanding engineering and service capabilities across all three businesses while increasing R&D programs with an innovative focus
- Upgrading systems and tools to support growth

Key Takeaways

NEW VISION, LEADERSHIP & FOCUS

Customer Focus




TECHNICAL
SUPPORT
ENGINEER

Growth Focus







Innovation Focus


Intellidock™ System



Standardization & Scalability







Building a Foundation for Positive Change

- Business and industry conditions continuing to improve
- Market tailwinds and investments driving growth
- Worldwide chip shortage expected to last into next year
- Utilization rates projected to stay historically high
  - Normally correlates to strong Semi business at inTEST
- Making inroads into growth markets/segments outside of Semi

We continue to meet the demanding requirements of our customers with an impressive breadth of products through operations that are now more streamlined to better serve our global customer base

Financial Overview – Hugh Regan, CFO



Treasurer & CFO, Hugh T. Regan, Jr.
- CFO & Treasurer since 1996. Elected Secretary 1999
- VP Finance & CFO for Value Property Trust, publicly traded REIT
- BS Accounting & Finance (Rider University). CPA

inTEST

Operating Performance

	2015	2016	2017	2018	2019	2020
Gross Margin	48%	51%	52%	50%	48%	**45%**
SG&A	31%[a]	31%[a]	30%[ab]	29%[b]	36%[a]	**38%[c]**
Eng. & Prod. Development	10%	9%	6%	6%	8%	**9%**
Operating Margin	7%[a]	11%[a]	16%[ab]	15%[ab]	5%[a]	**(2)%[c]**
EBITDA	9%[a]	12%[a]	8%[a]	9%	8%[a]	**1%[c]**

a. Includes acquisition related expenses: 2015 - $329K; 2016 - $510K; 2017 - $905K; 2019 - $683K
b. Adjusted for contingent consideration adjustment (related to earnout): $7.0M (2017) and $6.9M (2018)
c. Includes restructuring, CEO transition costs, lease impairment and other non-recurring costs of $1.8 million

inTEST

Recent Financial Results ($M except EPS)



Orders
$18
$16
$14
$12
$10
$13.8
$13.9
$14.4
$17.6
Q1 20
Q2 20
Q3 20
Q4 20



Net Revenues
$18.0
$16.0
$14.0
$12.0
$10.0
$11.2
$13.3
$14.4
$14.9
Q1 20
Q2 20
Q3 20
Q4 20



Adjusted Net EPS
$0.10
$0.00
-$0.10
-$0.08
$0.05
$0.07
-$0.01
Q1 20
Q2 20
Q3 20
Q4 20



EBITDA
$1
$0
-$1
-$0.93
$0.67
$0.91
$0.01
Q1 20
Q2 20
Q3 20
Q4 20

inTEST

Balance Sheet Highlights

	As of 12/31/2020
Cash and Cash Equivalents	$10.3M
Working Capital	$18.1M
Total Assets	$62.0M
Long-Term Debt	$0
Shareholder Equity	$44.8M

Q1 2021 Guidance

Net Revenue	$18.5M to $19.5M
GAAP Net Earnings per diluted share	$0.18 to $0.22 diluted EPS
Non-GAAP Adjusted Net Earnings per diluted share	$0.21 to $0.25 diluted EPS
Gross Margin	49% to 51%

This outlook is based on the Company's current views with respect to operating and market conditions and customers' forecasts, which are subject to change. Actual results may differ materially as a result of, among other things, the factors described under "Forward-Looking Statements" on slide #2.

inTEST

inTEST Corporation

Q&A

inTEST Corporation

Thank You

inTEST Corporation

Reconciliations for Non-GAAP Measures

Reconciliations for Non-GAAP Measures
(Dollars in thousands, except per share)

Reconciliation of Net Earnings (Loss) (GAAP) to EBITDA (Non-GAAP)	Years Ended December 31,					
	2015	2016	2017	2018	2019	2020
Net earnings (loss) (GAAP)	1,861	2,658	975	3,037	2,322	(895)
Net interest (income) expense	(27)	(49)	(47)	(22)	(17)	33
Income tax expense (benefit)	722	1,549	2,863	2,006	282	(336)
Depreciation expense	464	369	618	768	685	630
Amortization expense	289	229	1,161	1,102	1,257	1,233
EBITDA (Non-GAAP)	3,309	4,756	5,570	6,891	4,529	665

Reconciliations for Non-GAAP Measures
(Dollars in thousands, except per share)

Reconciliation of Net Earnings (Loss) (GAAP) to EBITDA (Non-GAAP)	Quarters Ended			
	3/31/20	6/30/20	9/30/20	12/31/20
Net earnings (loss) (GAAP)	(1,143)	170	458	(380)
Net interest (income) expense	0	25	4	4
Income tax expense (benefit)	(250)	13	(25)	(74)
Depreciation expense	155	155	164	156
Amortization expense	311	309	307	306
EBITDA (Non-GAAP)	(927)	672	908	12

inTEST

Reconciliations for Non-GAAP Measures
(Dollars in thousands, except per share)

Reconciliation of Net Earnings (Loss) (GAAP) to Adjusted Net Earnings (Non-GAAP) and Net Earnings (Loss) Per Diluted Share (GAAP) to Adjusted Net Earnings Per Diluted Share (Non-GAAP)	Years Ended	
	2019	2020
Net earnings (loss) (GAAP)	2,322	(895)
Add back: Acquired intangible amortization	1,257	1,233
Contingent consideration liability adjustment	0	0
Tax adjustments	(9)	(26)
Adjusted net earnings (Non-GAAP)	3,570	312
Diluted weighted average shares outstanding	10,392	10,281
Net earnings (loss) per diluted share (GAAP)	$ 0.22	$ (0.09)
Add back: Acquired intangible amortization	0.12	0.12
Contingent consideration liability adjustment	0.00	0.00
Tax adjustments	0.00	0.00
Adjusted net earnings per diluted share (Non-GAAP)	$ 0.34	$ 0.03

inTEST

Reconciliations for Non-GAAP Measures
(Dollars in thousands, except per share)

Reconciliation of Net Earnings (Loss) (GAAP) to Adjusted Net Earnings (Loss) (Non-GAAP) and Net Earnings (Loss) Per Diluted Share (GAAP) to Adjusted Net Earnings (Loss) Per Diluted Share (Non-GAAP)	Quarters Ended			
	3/31/2020	6/30/2020	9/30/2020	12/31/2020
Net earnings (loss) (GAAP)	(1,143)	170	458	(380)
Add back: Acquired intangible amortization	311	309	307	306
Contingent consideration liability adjustment	0	0	0	0
Tax adjustments	(4)	(5)	(15)	(2)
Adjusted net earnings (loss) (Non-GAAP)	(836)	474	750	(76)
Diluted weighted average shares outstanding	10,221	10,259	10,288	10,283
Net earnings (loss) per diluted share (GAAP)	$ (0.11)	$ 0.02	$ 0.04	$ (0.04)
Add back: Acquired intangible amortization	0.03	0.03	0.03	0.03
Contingent consideration liability adjustment	0.00	0.00	0.00	0.00
Tax adjustments	0.00	0.00	0.00	0.00
Adjusted net earnings (loss) per diluted share (Non-GAAP)	$ (0.08)	$ 0.05	$ 0.07	$ (0.01)

inTEST

Reconciliations for Non-GAAP Measures
(Dollars in thousands, except per share)

Reconciliation of Net Earnings (Loss) (GAAP) to Net Earnings Excluding Restructuring and Other Non-Recurring Charges (Non-GAAP) and Net Earnings (Loss) per diluted share (GAAP) to Net Earnings Excluding Restructuring and Other Non-Recurring Charges per diluted share (Non-GAAP)	Years Ended	
	2019	2020
Net earnings (loss) (GAAP)	2,322	(895)
Less: Restructuring and other non-recurring charges	240	1,833
Tax adjustments	(26)	(245)
Net earnings excluding restructuring and other non-recurring charges (Non-GAAP)	2,536	693
Diluted weighted average shares outstanding	10,392	10,281
Net earnings (loss) per diluted share (GAAP)	$ 0.22	$ (0.09)
Less: Restructuring and other non-recurring charges	0.02	0.18
Tax adjustments	0.00	(0.02)
Net earnings per diluted share excluding restructuring and other non-recurring charges (Non-GAAP)	$ 0.24	$ 0.07

inTEST

Reconciliations for Non-GAAP Measures
(Dollars in thousands, except per share)

Reconciliation of Net Earnings (Loss) (GAAP) to Net Earnings (Loss) Excluding Restructuring and Other Non-Recurring Charges (Non-GAAP) and Net Earnings (Loss) per diluted share (GAAP) to Net Earnings (Loss) Excluding Restructuring and Other Non-Recurring Charges per diluted share (Non-GAAP)	Quarters Ended			
	3/31/2020	6/30/2020	9/30/2020	12/31/2020
Net earnings (loss) (GAAP)	(1,143)	170	458	(380)
Less: Restructuring and other non-recurring charges	8	216	326	1,283
Tax adjustments	(1)	(15)	(19)	(210)
Net earnings (loss) per diluted share excluding restructuring and other non-recurring charges (Non-GAAP)	(1,136)	371	765	693
Diluted weighted average shares outstanding	10,221	10,259	10,288	10,340
Net earnings (loss) (GAAP)	$ (0.11)	$ 0.02	$ 0.04	$ (0.04)
Less: Restructuring and other non-recurring charges	0.00	0.02	0.03	0.13
Tax adjustments	0.00	0.00	0.00	(0.02)
Net earnings (loss) per diluted share excluding restructuring and other non-recurring charges (Non-GAAP)	$ (0.11)	$ 0.04	$ 0.07	$ 0.07